OTHER INTANGIBLE ASSETS	9 Months Ended
Sep. 26, 2014
Other Intangible Assets Disclosure [Abstract]
OTHER INTANGIBLE ASSETS
OTHER INTANGIBLE ASSETS

During the second quarter of fiscal year 2014, the Company recorded non-cash charges of $67.5 million related to the impairment of certain indefinite-lived trademark assets. These impairments were primarily due to a strategic marketing decision to phase out certain brand names and market the related products under a new consolidated brand name. This decision resulted in a change in the expected useful life of the associated trademark assets. The impairment charges were determined by comparing the fair value of the trademarks, derived using a discounted cash flow analysis based on the income approach, relief from royalty method, to the current carrying value. Prior to the impairment analysis the associated trademarks had a carrying value of $71.1 million, and after the impairment charge the associated trademarks had a remaining carrying value of $3.6 million which will be amortized over a definite life of six months.

The following table summarizes the net book value information related to other intangible assets as of September 26, 2014 and December 27, 2013 (in thousands):

(in thousands)	September 26, 2014	December 27, 2013
Indefinite-lived intangibles assets:
Trademarks	114,500	$185,600

Definite-lived intangible assets:
Trademarks	1,800	—
Customer relationships	215,725	237,488
Deferred debt financing costs	23,389	21,958
Other intangible assets, net	$355,414	$445,046